General and Administrative Expenses	12 Months Ended
Dec. 31, 2023
General and Administrative Expenses
General and Administrative Expenses

7.General and Administrative Expenses

General and administrative expenses consist of the following:

In € thousand	2023	2022	2021
Share listing expense	—	—	111,109
Professional services	19,383	28,851	70,380
Salaries and social security	31,742	30,187	35,395
IT and communication expense	19,457	20,374	12,391
Depreciation/amortization/impairment	2,057	1,816	1,870
Insurances	3,161	6,457	1,698
HR related expenses (training, recruitment)	492	1,466	1,617
Other administrative expenses	4,988	4,736	4,633
Total administrative expenses	81,280	93,887	239,093

Professional services related to general legal advice, external contractors, consultants, audit expense, staff lease and bookkeeping services. In 2021, professional services also included Lilium’s consulting and legal fees in relation to the Reorganization which are not capitalizable, investor relations costs not deducted from capital reserves (in total €33,127 thousand), and €13,030 thousand for the issue of Azul Warrants (see note 22).

Expenses for salaries and social security include employee remunerations, benefits and share-based payment awards recognized from the Group’s share-based payment award programs (note 22).

IT and communication expense relate to IT maintenance and development costs for general tools used by all functions in the Group. In 2023, these expenses include €8,895 thousand (2022: €13,527 thousand; 2021: €6,590 thousand) incurred for a cloud-based data analytics tool.

Insurance expenses mainly relate to Directors & Officers liability insurance.

Other administrative expenses include occupancy costs, travel expenses, membership fees and other operating expenses.

In 2021 the share listing expense was the fair value of the shares issued by Lilium N.V. in excess of the net assets acquired from Qell as a result of the Reorganization (see note 1 for details).